                                                                   EXHIBIT 10.29

                          SECOND AMENDED AND RESTATED

                                   CALMAT CO.


                           DEFERRED COMPENSATION PLAN


                        Effective Date: December 1, 1996

                               TABLE OF CONTENTS

                                                                                           Page

Purpose.................................................................................   1

ARTICLE 1
     Definitions........................................................................   1

ARTICLE 2
     Selection, Enrollment, Eligibility.................................................   9
     2.1    Selection by Committee......................................................   9
     2.2    Enrollment Requirements.....................................................   9
     2.3    Eligibility; Commencement of Participation..................................   9
     2.4    Termination of Participation and/or Deferrals...............................   9

ARTICLE 3
     Deferral Commitments/Company Matching/Interest Crediting/Taxes.....................   10
     3.1    Minimum Deferral............................................................   10
     3.2    Maximum Deferral............................................................   10
     3.3    Election to Defer; Effect of Election Form..................................   11
     3.4    Withholding of Annual Deferral Amounts......................................   11
     3.5    Annual Company Amount.......................................................   11
     3.6    Vested Company Account......................................................   12
     3.7    Interest Crediting Prior to Distribution....................................   13
     3.8    Interest Crediting for Installment Distributions............................   13
     3.9    FICA, Withholding and Other Taxes...........................................   14

ARTICLE 4
     Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal Election........   14
     4.1    Short-Term Payout...........................................................   14
     4.2    Other Benefits Take Precedence Over Short-Term Payout.......................   14
     4.3    Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.......   14
     4.4    Withdrawal Election.........................................................   15

ARTICLE 5
     Retirement Benefit.................................................................   15
     5.1    Retirement Benefit..........................................................   15
     5.2    Payment of Retirement Benefit...............................................   15
     5.3    Death Prior to Completion of Retirement Benefit.............................   16

ARTICLE 6
     Pre-Retirement Survivor Benefit...................................................    16
     6.1    Pre-Retirement Survivor Benefit............................................    16
     6.2    Payment of Pre-Retirement Survivor Benefit.................................    16

ARTICLE 7
     Termination Benefit...............................................................    17
     7.1    Termination Benefit........................................................    17
     7.2    Payment of Termination Benefit.............................................    17

ARTICLE 8
     Disability Waiver and Benefit.....................................................    17
     8.1    Disability Waiver..........................................................    17
     8.2    Continued Eligibility; Disability Benefit..................................    18

ARTICLE 9
     Beneficiary Designation...........................................................    18
     9.1    Beneficiary................................................................    18
     9.2    Beneficiary Designation; Change; Spousal Consent...........................    19
     9.3    Acknowledgment.............................................................    19
     9.4    No Beneficiary Designation.................................................    19
     9.5    Doubt as to Beneficiary....................................................    19
     9.6    Discharge of Obligations...................................................    19

ARTICLE 10
     Leave of Absence..................................................................    20
     10.1   Paid Leave of Absence......................................................    20
     10.2   Unpaid Leave of Absence....................................................    20

ARTICLE 11
     Termination, Amendment or Modification............................................    20
     11.1   Termination................................................................    20
     11.2   Amendment..................................................................    21
     11.3   Plan Agreement.............................................................    21
     11.4   Interest Rate and Vesting in the Event of a Change in Control..............    21
     11.5   Effect of Payment..........................................................    22

ARTICLE 12
     Administration....................................................................    22
     12.1   Committee Duties...........................................................    22
     12.2   Agents.....................................................................    22

     12.3   Binding Effect of Decisions.................................................   22
     12.4   Indemnity of Committee......................................................   22
     12.5   Employer Information........................................................   23

ARTICLE 13
     Other Benefits and Agreements......................................................   23
     13.1  Coordination with Other Benefits.............................................   23

ARTICLE 14
     Claims Procedures..................................................................   23
     14.1   Presentation of Claim.......................................................   23
     14.2   Notification of Decision....................................................   23
     14.3   Review of a Denied Claim....................................................   24
     14.4   Decision on Review..........................................................   24
     14.5   Legal Action................................................................   25

ARTICLE 15
     Trusts.............................................................................   25
     15.1   Establishment of the Trusts.................................................   25
     15.2   Interrelationship of the Plan and the Trusts................................   25
     15.3   Distributions From the Trusts...............................................   25

ARTICLE 16
     Miscellaneous......................................................................   25
     16.1   Unsecured General Creditor..................................................   25
     16.2   Employer's Liability........................................................   25
     16.3   Nonassignability............................................................   26
     16.4   Not a Contract of Employment................................................   26
     16.5   Furnishing Information......................................................   26
     16.6   Terms.......................................................................   26
     16.7   Captions....................................................................   26
     16.8   Governing Law...............................................................   27
     16.9   Notice......................................................................   27
     16.10  Successors..................................................................   27
     16.11  Spouse's Interest...........................................................   27
     16.12  Validity....................................................................   27
     16.13  Incompetent.................................................................   27
     16.14  Court Order.................................................................   28
     16.15  Distribution in the Event of Taxation.......................................   28

                          SECOND AMENDED AND RESTATED

                                  CALMAT CO.

                          DEFERRED COMPENSATION PLAN

                       Effective Date: December 1, 1996


                                    PURPOSE
                                    -------

          The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of CALMAT CO., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan.
This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   RECITALS
                                   --------

          A. The Company established a phantom 401(k) plan on April 1, 1987, which was amended and restated as that certain "Non-Qualified Deferred Compensation Plan for Selected Executives of CalMat Co." as of January 1, 1989, which was, in turn, amended pursuant to that certain "First Amendment to Nonqualified Deferred Compensation Plan for Selected Executives of CalMat Co." dated April 2, 1993 (the "Original Deferred Compensation Plan")(the 1989 plan with amendment is attached hereto as Exhibit A).

          B. The Company desires to amend and restate the Original Deferred Compensation Plan in its entirety in order to provide for additional benefits and expanded coverage from that of the Original Deferred Compensation Plan.

          NOW, THEREFORE the parties do hereby agree to amend and restate the Original Deferred Compensation Plan to read as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1       "Account Balance" shall mean, with respect to Participant, the sum of
          (i) the Deferral Account plus (ii) the Vested Company Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

1.2 "Annual Bonus" shall mean any cash compensation, other than Base Annual Salary, relating to services performed during a Plan Year, whether or not paid in such Plan Year, payable to a Participant as an Employee under any Employer's annual bonus and/or incentive plans.

1.3 "Annual Company Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.5. Annual Company Amount shall include the annual amounts credited to the Participant under
          Section 1(b) of the Original Deferred Compensation Plan.

1.4 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary and/or Annual Bonus that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event. Annual Deferral Amount shall include annual amounts deferred under Section 1(a) of the Original Deferred Compensation Plan.

1.5 "Base Annual Salary" shall mean the annual compensation relating to services performed during any Plan Year, whether or not paid in such Plan Year, excluding bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, fringe benefits, retainers, directors fees and other fees, severance allowances, pay in lieu of vacations, insurance premiums paid by an Employer, insurance benefits paid to the Participant or his or her beneficiary, Employer contributions to qualified or nonqualified plans, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided however that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.6 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.7 "Beneficiary Designation Form" shall mean the form, established from time to time by the Committee, that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.8       "Board" shall mean the board of directors of the Company.

1.9 "Bonus Rate" shall mean, for a Plan Year, an interest rate, if any, determined by the Committee, in its sole discretion, which rate shall be determined and announced before the commencement of the Plan Year for which the rate applies. This rate may be zero for any Plan Year.

1.1 "Change in Control" shall mean the first to occur of any of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25% or more of the Company's then outstanding voting securities carrying the right to vote in elections of persons to the Board; or

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director elected or designated in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Incumbent Board"), cease for any reason to constitute a majority thereof;

          (iii) the holders of the securities of the Company entitled to vote thereon approve (a) a merger or consolidation of the Company with any other corporation regardless of which entity is the surviving company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

          (iv) any other event shall have occurred that would be required to be reported in response to Item 6(e) (or any successor provision) of
          Schedule 14A of Regulation 14A promulgated under the Exchange Act.

          Notwithstanding the foregoing, the Incumbent Board shall have the power, in its sole discretion, to determine that any transaction or series of transactions that would otherwise be a Change in Control under the foregoing clauses (i), (ii), (iii) or (iv), is not a Change in Control for purposes of this Plan, and if, and only if, the Incumbent Board makes such a determination prior to such Change in Control, then for all purposes under this Plan such transaction or series of transactions shall not be a Change in Control.

1.11      "Claimant" shall have the meaning set forth in Section 14.1.

1.12 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.13      "Committee" shall mean the committee described in Article 12.

1.14      "Company" shall mean CalMat Co., a Delaware corporation.

1.15 "Company Account" shall mean the sum of all of a Participant's Annual Company Amounts plus interest credited in accordance with all the applicable interest crediting provisions of this Plan, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Company Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan.

1.16 "Crediting Rate" shall mean, for each Plan Year after the Effective Date other than the first Plan Year after the Effective Date, an interest rate, stated as an annual rate, determined and announced by the Committee before the Plan Year for which it is to be used that is equal to the "Moody's Rate." The "Moody's Rate" for a Plan Year shall be an interest rate, stated as an annual rate, that is published in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages -- Av. Corp" (or any successor to this published rate), for the September prior to the commencement of the Plan Year for which the rate is to be used. For the first Plan Year after the Effective Date, the Crediting Rate shall continue to be the crediting rate being used under the Original Deferred Compensation Plan.

1.17 "Deferral Account" shall mean the sum of all of a Participant's Annual Deferral Amounts, plus interest credited in accordance with all the applicable interest crediting provisions of this Plan, less all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account. This account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan.

1.18 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall be credited with interest in accordance with Section 3.7 below, even if such amount is being paid out in installments. The amounts so deferred and interest thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.19 "Disability" shall mean a period of disability during which a Participant qualifies for disability benefits under the Participant's Employer's group long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for disability benefits under such a plan had the Participant been a participant in such a plan. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its reasonable discretion.

1.20      "Disability Benefit" shall mean the benefit set forth in Article 8.

1.21 "Effective Date" shall mean the effective date of this Plan amendment and restatement, which shall be December 1, 1996.

1.22 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.23      "Employee" shall mean a person who is an employee of any Employer.

1.24 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan.

1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.26      "Hours of Service" shall mean the following:

          (a) Each hour for which a Participant is paid or entitled to payment by an Employer for the performance of services as an employee as the term is defined in Code Section 3121(d);

          (b) Each hour in or attributable to a period of time during which a Participant performs no duties due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by an Employer; provided, however, that:

               (i) no more than five hundred and one Hours of Service shall be credited under this subsection (b) to a Participant on account of any such period; and

               (ii) no such hours shall be credited to a Participant if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Participant for medical or medically related expenses incurred by him;

          (c) Each hour for which a Participant is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by an Employer; and

          (d) Each hour while on an unpaid leave pursuant to the Family and Medical Leave Act of 1993 for which the Participant would have been paid or entitled to payment by an Employer had he or she been performing services.

          Hours of Service under subsections (b) and (c) shall be calculated in accordance with 29 C.F.R. (S)2530.20ob-2(b). Each Hour of Service shall be attributed to the year or other computation period in which it occurs except to the extent that the Employer, in accordance with 29 C.F.R. (S) 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

          Hours of Service of a Participant shall be determined by the Committee from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

1.27 "Master Trust" shall mean the trust established pursuant to that certain Master Trust Agreement, dated as of December 1, 1996 between the Company and Wachovia Bank of North Carolina N.A., as amended from time to time.

1.28 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
          (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee or the Employer, and (v) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under the Plan under applicable law or as a result of property settlements resulting from legal separation or divorce.

1.29 "Plan" shall mean the Company's Second Amended and Restated Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as may be amended from time to time.

1.30 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. The terms of any Plan Agreement may vary any of the terms set forth in this Plan and such changes shall be binding on the Employer and Participant if the Plan Agreement is signed by the Participant and accepted by the Committee or his or her Employer. The

          Plan Agreement executed by a Participant and accepted by the Committee or the Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Committee or the Employer shall supersede all previous Plan Agreements in their entirety and shall govern the agreement between the parties.

1.31 "Plan Year" shall, for the first Plan Year after the Effective Date, begin on December 1, 1996, and end on December 31, 1996. For each Plan Year thereafter, the Plan year shall begin on January 1 of each year and continue through December 31.

1.32 "Preferred Rate" shall mean, for each Plan Year, an interest rate that is the sum of the Crediting Rate and the Bonus Rate for that Plan Year.

1.33      "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
          Article 6.

1.34 "Qualified Plan" shall mean The Thrift and Profit-Sharing Retirement Plan and The Money Purchase Pension Plan For Employees of CalMat Co. as amended and restated as of November 23, 1994 and subsequently amended as recently as October 24, 1995, as amended from time to time.

1.35 "Retirement", "Retires" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after age fifty-five (55).

1.36      "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.37      "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.38      "Termination Benefit" shall mean the benefit set forth in Article 7.

1.39 "Termination of Employment" shall mean the ceasing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.40 "Trust(s)" shall mean (i) the Master Trust; and/or (ii) that certain Trust Agreement between the Company and Wachovia Bank and Trust Company dated March 1, 1991, as amended from time to time, as the case may be.

1.41 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.42      "Vested Company Account" shall have the meaning set forth in Section
          3.6.

1.41 "Years of Vesting Service" shall mean the total number of calendar years in which a Participant has been employed by one or more Employers and completed at least one thousand Hours of Service.


                                   ARTICLE 2
                      SELECTION, ENROLLMENT, ELIGIBILITY
                      ----------------------------------

2.1       SELECTION BY COMMITTEE.  Participation in the Plan shall be limited to
          ----------------------
          a select group of management and/or highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2       ENROLLMENT REQUIREMENTS.  As a condition to participation, each
          -----------------------
          selected Employee shall complete, execute and return to the Committee, within 30 days of selection, a Plan Agreement, an Election Form and a Beneficiary Designation Form.

2.3       ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.  Provided an Employee
          ------------------------------------------
          selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within 30 days of selection, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the required 30 day period, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4       TERMINATION OF PARTICIPATION AND/OR DEFERRALS.  If the Committee
          ---------------------------------------------
          determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan. If the Committee chooses not to terminate the Participant's participation in the Plan, the Committee may, in its sole discretion, reinstate the Participant to full Plan participation at such time in the future as the Participant again becomes a member of the select group described above.


                                   ARTICLE 3
        DEFERRAL COMMITMENTS/COMPANY MATCHING/INTEREST CREDITING/TAXES
        --------------------------------------------------------------

3.1       MINIMUM DEFERRAL.
          ----------------

          (a)  MINIMUM.  For each Plan Year, a Participant may elect to defer,
               -------
               as his or her Annual Deferral Amount, one or more of the following forms of compensation in the following minimum amounts for each deferral elected:

                                                      Minimum
                   Deferral                           Amount
                   --------                           ------
                    Base Annual Salary                  $2,000
                    Annual Bonus                        $2,000

               If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero. Notwithstanding the above, no Participant shall be permitted to defer Base Annual Salary under this Plan for the first Plan Year after the Effective Date. Any deferrals under the Original Deferred Compensation Plan that relate to Base Annual Salary earned during the first Plan Year shall continue in accordance the terms of the Original Deferred Compensation Plan.

          (b)  SHORT PLAN YEAR.  If a Participant first becomes a Participant
               ---------------
               after the first day of a Plan Year, or in the case of the first Plan Year after the Effective Date, the minimum Base Annual Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2       MAXIMUM DEFERRAL.   Subject to Section 3.1(a) above, for each Plan
          ----------------
          Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual

          Salary and/or Annual Bonus up to the following maximum percentages for each deferral elected:

                                                   Maximum
                    Deferral                       Amount
                    --------                       ------
                    Base Annual Salary                50%
                    Annual Bonus                     100%

3.3       ELECTION TO DEFER; EFFECT OF ELECTION FORM.
          ------------------------------------------

          (a)  FIRST PLAN YEAR.  In connection with a Participant's
               ---------------
               commencement of participation in the Plan and for the Plan Year immediately after the Effective Date, the Participant shall make an irrevocable deferral election for the Plan Year, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.3 above), and accepted by the Committee.

          (b)  SUBSEQUENT PLAN YEARS.  For each succeeding Plan Year, an
               ---------------------
               irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no Election Form is timely delivered for a Plan Year, no Annual Deferral Amount shall be withheld for that Plan Year.

3.4       WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS.  For each Plan Year, the Base
          --------------------------------------
          Annual Salary portion of the Annual Deferral Amount shall be withheld in equal amounts from each regularly scheduled Base Annual Salary payroll. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant.

3.5       ANNUAL COMPANY AMOUNT.  A Participant's Annual Company Amount for any
          ---------------------
          Plan Year shall be equal to the sum of the following:

          (a) fifty percent (50%) of the lesser of: (i) the Participant's Annual Deferral Amount for such Plan Year, or (ii) six percent (6%) of the Participant's Base Annual Salary for such Plan Year minus any amount the Participant elected to have contributed to the Company's 401(k) plan for the Plan Year and on which the Participant received a Company match. In the event the Participant did not receive a full 50% match under the 401(k) plan, for purposes of the previous sentence, his or her contribution shall be adjusted to the dollar amount that would have been contributed had the Company match provided a full 50% match.

          (b) the amount that would have been contributed to the Qualified Company Contributions Account under the Qualified Plan for the Plan Year but for (i) the limit on Compensation, (ii) the top-heavy limits, or (iii) the limits on benefits and contributions, in the Qualified Plan or the Code.

          The Annual Company Amount shall be credited to the Participant's Company Account as of the first day of the Plan Year following the
          Plan Year to which it relates.   Notwithstanding the above, if a
          Participant is not employed by an Employer as of the last day of a Plan Year, the Annual Company Amount for such Plan Year shall be zero.

3.6       VESTED COMPANY ACCOUNT.  With respect to (i) the Retirement Benefit,
          ----------------------
          if the Participant Retires on or after age sixty-two (62), (ii) the Pre-Retirement Survivor Benefit, and (iii) the Disability Benefit, a Participant's Company Account shall be 100% vested. With respect to
          (x) the Retirement Benefit, if the Participant Retires before age sixty-two (62), or (y) the Termination Benefit, except as provided in
          Section 11.4, a Participant's Company Account shall vest on the basis of the Participant's Years of Vesting Service at the time the Participant Retires or experiences a Termination of Employment, in accordance with the following schedule:

          YEARS OF VESTING SERVICE AT DATE OF         VESTED PERCENTAGE OF
          RETIREMENT OR TERMINATION OF EMPLOYMENT       COMPANY ACCOUNT

          Less than 2 years                                         0%
          2 years or more, but less than 3                        10%
          3 years or more, but less than 4                        20%
          4 years or more, but less than 5                        40%
          5 years or more, but less than 6                        60%
          6 years or more, but less than 7                        80%
          7 years or more                                        100%

3.7       INTEREST CREDITING PRIOR TO DISTRIBUTION.  Prior to any distribution
          ----------------------------------------
          of benefits under Articles 4, 5, 6, 7 or 8, interest shall be credited and compounded annually on a Participant's Deferral Account as though the Base Annual Salary for that Plan Year was withheld at the beginning of the Plan Year or, in the case of the first year of Plan participation, was withheld on the date that the Participant commenced participation in the Plan and the Annual Bonus for that Plan Year was withheld at the beginning of the Plan Year following the Plan Year to which it relates; provided however, that interest credited on Annual Deferral Amounts deferred before December 31, 1996 shall be credited in accordance with the Original Deferred Compensation Plan through December 31, 1996. Interest shall be credited and compounded annually on a Participant's Company Account. The Annual Company Amount for a Plan Year shall be added to the Company Account for purposes of interest crediting as of the first day of the Plan Year following the Plan Year to which it relates; provided however, that interest credited on Annual Company Amounts credited to a Participant's Company Account before the Effective Date shall be credited in accordance with the Original Deferred Compensation Plan through December 31, 1996.
          The rate of interest for crediting after December 31, 1996 shall be the Preferred Rate, except as otherwise provided in this Plan, which rate shall be treated as the nominal rate for crediting interest. The rate of interest for crediting before December 31, 1996 shall be the rate set forth in the Original Deferred Compensation Plan. In the event of Retirement, Disability, death or Termination of Employment prior to the end of a Plan Year, the basis for that year's interest crediting will be a fraction of the full year's interest, based on the number of full months that the Participant was employed with the Employer during the Plan Year prior to the occurrence of such event. If a distribution is made under this Plan, for purposes of crediting interest up to the time of the distribution, the Participant's Account Balance shall be reduced as of the first day of the month in which the distribution is made.

3.8       INTEREST CREDITING FOR INSTALLMENT DISTRIBUTIONS.  If a Participant's
          ------------------------------------------------
          benefits under this Plan are to be paid in equal monthly installments, such payments shall be determined by amortizing the Participant's specified benefit over the number of months elected, using the interest rate specified below and treating the first installment payment as all principal and each subsequent installment payment, first as interest accrued for the applicable installment period on the unpaid Account Balance and second as a reduction in the Account Balance. The interest rate to be used to calculate installment payment amounts shall be a fixed interest rate that is determined by averaging the Preferred Rates for the Plan Year in which installment payments commence and the four (4) preceding Plan Years. This rate shall be treated as the nominal rate for making such calculations. If a Participant has completed fewer than five (5) Plan Years, this average shall be determined using the Preferred Rates for the Plan Years during which the Participant participated in the Plan.

3.9       FICA, WITHHOLDING AND OTHER TAXES.  For each Plan Year in which an
          ---------------------------------
          Annual Deferral Amount is being withheld or an Annual Company Amount is credited to a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and/or Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee shall reduce the Annual Deferral Amount in order to comply with this Section 3.9. In addition, the Participant's Employer(s), or the Trust(s), shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the Trust(s), in connection with such payments, in amounts and in a manner to be determined in the reasonable discretion of the Employer(s) or the Trust(s).


                                   ARTICLE 4
  SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL ELECTION
  ---------------------------------------------------------------------------

4.1       SHORT-TERM PAYOUT.  In connection with each election to defer an
          -----------------
          Annual Deferral Amount, a Participant may elect to receive a future "Short-Term Payout" from the Plan with respect to that Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount plus interest credited in the manner provided in
          Section 3.7 above on that amount. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid, subject to the Deduction Limitation, within 60 days of the first day of the Plan Year that is at least three calendar years after the last day of the Plan Year to which the Annual Deferral Amount relates. By way of example, if a Short-Term Payout is elected for amounts that are deferred in the Plan Year commencing December 1, 1996, the Short-Term Payout becomes payable within 60 days of January 1, 2000.

4.2       OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM PAYOUT.  Should an
          -----------------------------------------------------
          event occur that triggers a benefit under Articles 5, 6, 7 or 8, any Annual Deferral Amount, plus interest thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3       WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.
          ---------------------------------------------------------------------
          If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such

          Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section
          4.2 shall not be subject to the Deduction Limitation.

4.4       WITHDRAWAL ELECTION.  A Participant may elect, at any time, to
          -------------------
          withdraw all of his or her Account Balance, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. In the event the election is made before Retirement, Disability, death or Termination of Employment, a Participant's Account Balance shall be calculated as if there had occurred a Termination of Employment as of the day of the election, in the case of withdrawal before the Participant would be considered to have Retired had he or she terminated employment as of the day of the election, or as if the Participant had Retired as of the day of the election, in the case of withdrawal after the Participant would be considered to have Retired had he or she terminated employment as of the day of the election. In the case of Disability, the Account Balance shall be calculated in accordance with Section 8.2, as if the Committee had deemed the Participant to have terminated his or her employment. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.


                                   ARTICLE 5
                              RETIREMENT BENEFIT
                              ------------------

5.1       RETIREMENT BENEFIT.  Subject to the Deduction Limitation, a
          ------------------
          Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2       PAYMENT OF RETIREMENT BENEFIT.  A Participant, in connection with his
          -----------------------------
          or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.8 above) over a period of 60, 120 or 180 months. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least one year prior to the Participant's Retirement. The Election Form most recently submitted to the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3       DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT.  If a Participant
          -----------------------------------------------
          dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of months and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.


                                   ARTICLE 6
                        PRE-RETIREMENT SURVIVOR BENEFIT
                        -------------------------------

6.1       PRE-RETIREMENT SURVIVOR BENEFIT.  Subject to the Deduction Limitation,
          -------------------------------
          and except as provided in Section 6.3 below, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2       PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT.  A Participant, in
          ------------------------------------------
          connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or in equal monthly payments (the latter determined in accordance with Section 3.8 above) over a period of 60, 120 or 180 months. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee. The Election Form most recently submitted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in monthly installment payments that do not exceed five years in duration. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the date the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 7
                              TERMINATION BENEFIT
                              -------------------

7.1       TERMINATION BENEFIT.  Subject to the Deduction Limitation and Section
          -------------------
          11.4, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance, with interest credited in the manner provided in Section 3.7 above, but using the applicable interest rate set forth in the following schedule for interest credited after the Effective Date, if a Participant experiences a Termination of Employment prior to his or her Retirement, death or
          Disability:

          COMPLETION OF YEARS OF VESTING SERVICE           APPLICABLE RATE

          Less than five years                             Crediting Rate
          five years or more                               Preferred Rate


7.2       PAYMENT OF TERMINATION BENEFIT.  The Termination Benefit shall be paid
          ------------------------------
          in a lump sum within 60 days of the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 8
                         DISABILITY WAIVER AND BENEFIT
                         -----------------------------

8.1       DISABILITY WAIVER.
          -----------------

          (a)  WAIVER OF DEFERRAL.  A Participant who is determined by the
               ------------------
               Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary and/or Annual Bonus for the Plan Year during which the Participant first suffers a Disability. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

          (b)  RETURN TO WORK.  If a Participant returns to employment with an
               --------------
               Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2       CONTINUED ELIGIBILITY; DISABILITY BENEFIT.  A Participant suffering a
          -----------------------------------------
          Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right, in its reasonable discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, to deem the Participant to have terminated his or her employment at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be permanently disabled (i) under the Participant Employer's group long-term disability plan (or would have been determined to be permanently disabled had he or she participated in that plan), or (ii) if such a plan does not exist, by the Committee in its sole discretion, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination (calculated at the Preferred Rate even if this would not be the case if Termination of Employment occurred as of the date of the Committee's determination). The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right; provided however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 9
                            BENEFICIARY DESIGNATION
                            -----------------------

9.1       BENEFICIARY.  Each Participant shall have the right, at any time, to
          -----------
          designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2       BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT.  A Participant shall
          ------------------------------------------------
          designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3       ACKNOWLEDGMENT.  No designation or change in designation of a
          --------------
          Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4       NO BENEFICIARY DESIGNATION.  If a Participant fails to designate a
          --------------------------
          Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5       DOUBT AS TO BENEFICIARY.  If the Committee has any doubt as to the
          -----------------------
          proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6       DISCHARGE OF OBLIGATIONS.  The payment of benefits under the Plan to a
          ------------------------
          Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                  ARTICLE 10
                               LEAVE OF ABSENCE
                               ----------------

10.1      PAID LEAVE OF ABSENCE.  If a Participant is authorized by the
          ---------------------
          Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2      UNPAID LEAVE OF ABSENCE.  If a Participant is authorized by the
          -----------------------
          Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                  ARTICLE 11
                    TERMINATION, AMENDMENT OR MODIFICATION
                    --------------------------------------

11.1      TERMINATION.  Each Employer reserves the right to terminate the Plan
          -----------
          at any time with respect to any or all of its participating Employees by the actions its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in monthly installments for up to sixty (60) months, with interest credited during the installment period as provided in Section 3.8. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the "Federal short-term rate" defined under Code Section 1274(d)(1)(A) (the "Short-term Applicable Federal Rate") for the month in which the termination occurs as the discount rate, in a lump sum or pursuant to a different payment schedule

          (provided that the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2      AMENDMENT.  Any Employer may, at any time, amend or modify the Plan in
          ---------
          whole or in part with respect to that Employer by the actions of its board of directors or the Committee; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification, or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification. (An amendment or modification that changes available payment options before a Participant has become entitled to the payment of benefits under the Plan shall not be considered an amendment or modification that decreases or restricts the value of a Participant's Account Balance for purposes of this Section.) The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the present value equivalent of such payments, using the Short-term Applicable Federal Rate for the month of the amendment or modification as the discount rate, in a lump sum or pursuant to a different payment schedule (provided that the present value of all payments that will have been received by a Participant at any given point in time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3      PLAN AGREEMENT.  Despite the provisions of Sections 11.1 and 11.2
          --------------
          above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4      INTEREST RATE AND VESTING IN THE EVENT OF A CHANGE IN CONTROL.  If a
          -------------------------------------------------------------
          Change in Control occurs, the applicable interest rate to be used in determining a Participant's benefit in connection with a Termination of Employment after the Change in Control, or a Plan termination, amendment or modification under Sections 11.1 and 11.2, shall be the Preferred Rate. However, the Short-term Applicable Federal Rate for the applicable month shall continue to be used as the discount rate for determining present value. In addition, if a Change in Control occurs, a Participant's Company

          Account shall become 100% vested for purposes of determining his or her Termination Benefit, regardless of the number of Years of Vesting Service he or she has completed.

11.5      EFFECT OF PAYMENT.  The full payment of the applicable benefit under
          -----------------
          Section 4.4 or Articles 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                  ARTICLE 12
                                ADMINISTRATION
                                --------------

12.1      COMMITTEE DUTIES.  This Plan shall be administered by a Committee
          ----------------
          which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

12.2      AGENTS.  In the administration of this Plan, the Committee may, from
          ------
          time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.3      BINDING EFFECT OF DECISIONS.  The decision or action of the Committee
          ---------------------------
          with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4      INDEMNITY OF COMMITTEE.  All Employers shall indemnify and hold
          ----------------------
          harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

12.5      EMPLOYER INFORMATION.  To enable the Committee to perform its
          --------------------
          functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                  ARTICLE 13
                         OTHER BENEFITS AND AGREEMENTS
                         -----------------------------

13.1      COORDINATION WITH OTHER BENEFITS.  The benefits provided for a
          --------------------------------
          Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer.
          The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                  ARTICLE 14
                               CLAIMS PROCEDURES
                               -----------------

14.1      PRESENTATION OF CLAIM.  Any Participant or Beneficiary of a deceased
          ---------------------
          Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 90 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within one year of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2      NOTIFICATION OF DECISION.  The Committee shall consider a Claimant's
          ------------------------
          claim within a reasonable time, and shall notify the Claimant in writing:

          (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                    (i) the specific reason(s) for the denial of the claim, or any part of it;

                    (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                    (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                    (iv) an explanation of the claim review procedure set forth in Section 14.3 below.

14.3      REVIEW OF A DENIED CLAIM.  Within 90 days after receiving a notice
          ------------------------
          from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 60 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

          (a)  may review pertinent documents;

          (b)  may submit written comments or other documents; and/or

          (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4      DECISION ON REVIEW.  The Committee shall render its decision on review
          ------------------
          promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (c)  such other matters as the Committee deems relevant.

14.5      LEGAL ACTION.  A Claimant's compliance with the foregoing provisions
          ------------
          of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                  ARTICLE 15
                                    TRUSTS
                                    ------

15.1      ESTABLISHMENT OF THE TRUSTS.  The Company has established or shall
          ---------------------------
          establish the Trusts, and the Employers shall at least annually transfer over to the Trusts such assets as the Employers determine, in their reasonable discretion, are necessary to provide, on a present value basis, for their respective future liabilities created with respect to the all Annual Deferral Amounts and Annual Company Amounts for all periods prior to the transfer, as well as the debits and credits to the Participants' Account Balances for all periods prior to the transfer.

15.2      INTERRELATIONSHIP OF THE PLAN AND THE TRUSTS.  The provisions of the
          --------------------------------------------
          Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trusts shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trusts. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3      DISTRIBUTIONS FROM THE TRUSTS.  Each Employer's obligations under the
          -----------------------------
          Plan may be satisfied with assets from the Trusts distributed pursuant to the terms of the Trusts, and any such distribution shall reduce the Employer's obligations under this Plan.


                                  ARTICLE 16
                                 MISCELLANEOUS
                                 -------------

16.1      UNSECURED GENERAL CREDITOR.  Participants and their Beneficiaries,
          --------------------------
          heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.2      EMPLOYER'S LIABILITY.  An Employer's liability for the payment of
          --------------------
          benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.3      NONASSIGNABILITY.  Neither a Participant nor any other person shall
          ----------------
          have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any family support obligations set forth in a court order. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

16.4      NOT A CONTRACT OF EMPLOYMENT.  The terms and conditions of this Plan
          ----------------------------
          shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.5      FURNISHING INFORMATION.  A Participant or his or her Beneficiary will
          ----------------------
          cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.6      TERMS.  Whenever any words are used herein in the masculine, they
          -----
          shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.7      CAPTIONS.  The captions of the articles, sections and paragraphs of
          --------
          this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.8      GOVERNING LAW.  Subject to ERISA, the provisions of this Plan shall be
          -------------
          construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.9      NOTICE.  Any notice or filing required or permitted to be given to the
          ------
          Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                    Nonqualified Plans Committee
                    CalMat Co.
                    3200 San Fernando Road
                    Los Angeles, California  90065

          Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.10     SUCCESSORS.  The provisions of this Plan shall bind and inure to the
          ----------
          benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.11     SPOUSE'S INTEREST.  The interest in the benefits hereunder of a spouse
          -----------------
          of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.12     VALIDITY.  In case any provision of this Plan shall be illegal or
          --------
          invalid for any reason, said illegality or invalidly shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.13     INCOMPETENT.  If the Committee determines in its discretion that a
          -----------
          benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14     COURT ORDER.  The Committee is authorized to make any payments
          -----------
          directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Plan as the result of a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Plan to that spouse or former spouse.

16.15     DISTRIBUTION IN THE EVENT OF TAXATION.
          -------------------------------------

          (a)  GENERAL.  If, for any reason, all or any portion of a
               -------
               Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the applicable Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

          (b)  MASTER TRUST.  If the Master Trust terminates in accordance with
               ------------
               Section 3.6(d) of the Master Trust and benefits are distributed from the Master Trust to a Participant in accordance with that Section, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

          IN WITNESS WHEREOF, the Company has signed this Plan document as of December 1, 1996.


                             "Company"

                             CALMAT CO., a Delaware
                              corporation



                             By: /s/ PAUL STANFORD
                                ------------------------------------------------

                             Title: Executive Vice President, General Counsel
                                     and Secretary
                                    --------------------------------------------

                                   EXHIBIT A
                                   ---------

                        1989 PLAN, WITH FIRST AMENDMENT
                        -------------------------------